UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 8, 2007

EZENIA! INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-25882	04-3114212
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

14 Celina Drive, Suite 17-18, Nashua, NH	03063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (781) 505-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2007, the Board of Directors of Ezenia! Inc. (the “Company”) appointed Robert N. McFarland to serve as a Class I Director of the Company, effective immediately.  Mr. McFarland was also appointed a member of the Audit Committee on March 8, 2007.

There are no family relationships between Mr. McFarland and any of our directors or executive officers.  There is no arrangement or understanding between Mr. McFarland and any other person pursuant to which he was selected as a director, nor are we aware of any related person transaction or series of transactions required to be disclosed under the rules of the Securities and Exchange Commission.

Item 7.01            Regulation FD Disclosure.

On March 13, 2007, we issued a press release announcing Mr. McFarland’s appointment, a copy of which is attached as Exhibit 99.1.

Item 9.01.         Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1                           Ezenia! Inc. Press Release, dated March 13, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZENIA! INC.

Dated: March 13, 2007	By:	/s/ Roger N. Tuttle
Roger N. Tuttle
Chief Financial Officer and
Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Ezenia! Inc. Press Release, dated March 13, 2007.